UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2019

NOVAVAX, INC.

(Exact name of registrant as specified in charter)

Delaware	000-26770	22-2816046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Firstfield Road

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices, including Zip Code)

(240) 268-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	NVAX	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Novavax, Inc. (the “Company”) was held on June 28, 2019 (the “Annual Meeting”). Only stockholders of record as of May 2, 2019 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, there were 469,453,883 shares of common stock, par value $0.01 (the “Common Stock”) outstanding and entitled to vote at the Annual Meeting. After giving effect to the 1-for-20 reverse split of the Company’s issued and outstanding shares of Common Stock, effected on May 10, 2019 pursuant to the Certificate of Amendment to the Company’s Second Amended and Restated Certificate of Incorporation dated May 8, 2019 (the “1-for-20 Reverse Stock Split”), and before giving effect to the cancellation of fractional shares in connection therewith, on the Record Date, 23,472,694 shares of Common Stock would have been outstanding and entitled to vote at the Annual Meeting, of which 16,693,045 shares were represented by proxy, constituting a quorum on all matters voted upon. All references to a number of shares of Common Stock presented in the remainder of this Current Report reflect the 1-for-20 Reverse Stock Split. The final voting results of the Annual Meeting are as follows:

Proposal 1: Stockholders elected the following Class III nominees for director, each to serve until the 2022 Annual Meeting of Stockholders or until his successor is duly elected and qualified:

Name	For	Withheld	Broker Non-Votes
Rachel K. King	3,650,508	614,047	12,428,490
Michael A. McManus, Jr.	3,463,471	801,084	12,428,490
James F. Young, Ph.D.	3,270,023	994,532	12,428,490

Proposal 2: Stockholders approved, on an advisory basis, the compensation paid to our principal executive officer, principal financial officer, and two other most highly compensated individuals serving as executive officers on December 31, 2018:

For	Against	Abstaining	Broker Non-Votes
2,843,956	1,264,128	156,471	12,428,490

Proposal 3: Stockholders approved the Company’s Amended and Restated 2015 Stock Incentive Plan, as amended, which increases the number of shares of the Company’s Common Stock available for issuance thereunder by 1,000,000 shares:

For	Against	Abstaining	Broker Non-Votes
2,753,742	1,403,266	107,546	12,428,490

Proposal 4: Stockholders approved the Company’s Amended and Restated 2013 Employee Stock Purchase Plan, as amended, which increases the number of shares of the Company’s Common Stock available for issuance thereunder by 200,000 shares:

For	Against	Abstaining	Broker Non-Votes
2,768,088	1,388,760	107,707	12,428,490

Proposal 5: Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019:

For	Against	Abstaining	Broker Non-Votes
15,076,480	1,377,930	238,635	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAVAX, INC.

/s/ John A. Herrmann III
Name:	John A. Herrmann III
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: July 2, 2019

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